UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
IVAX CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995:
The statements, analyses and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of TEVA Pharmaceutical Industries Limited’s and IVAX Corporation’s operations and financial results, the markets for TEVA’s and IVAX’s products, the future development of TEVA’s and IVAX’s business, and the contingencies and uncertainties to which TEVA and IVAX may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company. Actual results may differ materially from the results anticipated in these forward-looking statements. Important factors that could cause or contribute to such differences include whether and when the proposed acquisition will be consummated and the terms of any conditions imposed in connection with such closing, TEVA’s ability to rapidly integrate IVAX’s operations and achieve expected synergies, diversion of management time on merger-related issues, TEVA and IVAX’s ability to successfully develop and commercialize additional pharmaceutical products, the introduction of competitive generic products, the impact of competition from brand-name companies that sell or license their own generic products (so called “authorized generics”) or successfully extend the exclusivity period of their branded products, the effects of competition on Copaxone ® sales, regulatory changes that may prevent TEVA or IVAX from exploiting exclusivity periods, potential liability for sales of generic products prior to completion of appellate litigation, including that relating to Neurontin, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry, the difficulty of predicting U.S. Food and Drug Administration, European Medicines Association and other regulatory authority approvals, the regulatory environment and changes in the health policies and structure of various countries, TEVA’s ability to successfully identify, consummate and integrate acquisitions, exposure to product liability claims, dependence on patent and other protections for innovative products, significant operations outside the United States that may be adversely affected by terrorism or major hostilities, fluctuations in currency, exchange and interest rates, operating results and other factors that are discussed in TEVA‘s Annual Report on Form 20-F, IVAX’s Annual Report on Form 10-K and their other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and neither TEVA nor IVAX undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
THIS COMMUNICATION IS BEING MADE IN RESPECT OF THE PROPOSED MERGER INVOLVING TEVA AND IVAX. IN CONNECTION WITH THE PROPOSED MERGER, TEVA FILED A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS ON FORM F-4 WITH THE SEC ON SEPTEMBER 23, 2005 CONTAINING A JOINT PROXY STATEMENT/PROSPECTUS FOR THE STOCKHOLDERS OF EACH OF TEVA AND IVAX. IVAX AND TEVA HAVE FILED AND WILL BE FILING OTHER DOCUMENTS REGARDING THE PROPOSED TRANSACTION, WITH THE SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, IVAX’S AND TEVA’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY DO CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS IS AVAILABLE FREE OF CHARGE AT THE SEC’S WEBSITE, WWW.SEC.GOV. YOU ARE ALSO ABLE TO OBTAIN THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FREE OF CHARGE BY CONTACTING IVAX INVESTOR RELATIONS, AT 4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137, 1-305-575-6000 OR TEVA INVESTOR RELATIONS AT P.O.BOX 3190, PETAH-TIQVA 49131, ISRAEL, 972-3-926-7554.
TEVA, IVAX AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO PARTICIPATE IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED TRANSACTIONS. INFORMATION REGARDING IVAX’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN IVAX’S PROXY STATEMENT FOR ITS 2004 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON MAY 2, 2005, AND INFORMATION REGARDING TEVA’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN TEVA’S ANNUAL REPORT ON FORM 20-F FOR THE YEAR ENDED DECEMBER 31, 2004, WHICH WAS FILED WITH THE SEC ON MARCH 17, 2005. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS IS IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS FILED BY TEVA WITH THE SEC ON SEPTEMBER 23, 2005 AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND MAY BE INCLUDED IN ADDITIONAL FILINGS IVAX OR TEVA MAY MAKE WITH THE SEC WHEN THEY BECOME AVAILABLE.

On October 4, 2005, IVAX Corporation mailed the following letter and election form to shareholders of IVAX who hold their shares of IVAX stock through participation in the IVAX 1999 Employee Stock Purchase Plan:

IVAX Corporation
Proposed Merger with Teva Pharmaceutical Industries Limited
YOUR PROMPT RESPONSE TO THIS LETTER IS REQUESTED
October 3, 2005
Dear IVAX Corporation Employee Stock Purchase Plan Participant:
     IVAX Corporation (“IVAX” or the “Company”) and Teva Pharmaceutical Industries Limited (“Teva”) have proposed a merger (the “Merger”) in which IVAX shareholders would receive Teva ADRs or cash for each IVAX share owned. The Merger will be considered at a special meeting of IVAX shareholders to be held on October 27, 2005. Because you are a holder of IVAX common stock through the Company’s Employee Stock Purchase Plan (“ESPP”), you have been sent under separate cover for your consideration the Joint Proxy Statement/Prospectus dated September 23, 2005. As described more fully in the Joint Proxy Statement/Prospectus, each IVAX shareholder has the opportunity to receive, for each share of IVAX common stock that he or she owns, either 0.8471 Teva ADRs (the “Stock Election”) or $26.00 in cash (the “Cash Election”).
     Shareholders may make a Stock Election and/or a Cash Election with respect to all or any number of their IVAX shares. These elections will be subject to proration to ensure that 50% of the IVAX shares outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 0.8471 Teva ADRs per share and 50% of the IVAX shares outstanding immediately prior to the effective time of the Merger will be converted into the right to receive cash consideration of $26.00 per share. No fractional shares will be issued, and shareholders will receive a cash payment in lieu of fractional shares.
     In order to make an election for the IVAX shares you purchased through the ESPP (which we refer to in this letter as the “ESPP shares”), you must submit a completed, signed Form of Election to Computershare Document Services, the administrator of the ESPP. We have provided a return envelope for your convenience. You simply need to mail the completed Form of Election in the envelope provided. If you do not submit a Form of Election for your ESPP shares, no election will be made for your ESPP shares. The Joint Proxy Statement/Prospectus describes what will happen to IVAX shares where no election is made.
     IF YOU WISH TO MAKE AN ELECTION WITH RESPECT TO YOUR ESPP SHARES, YOU MUST COMPLETE, SIGN AND RETURN THE ENCLOSED FORM OF ELECTION IN THE ENCLOSED WHITE RETURN ENVELOPE. ESPP PARTICIPANTS SHOULD NOT RETURN THEIR FORMS OF ELECTION WITH RESPECT TO ESPP SHARES TO THE BANK OF NEW YORK. IF THE ENCLOSED ENVELOPE HAS BEEN MISPLACED, PLEASE USE THE FOLLOWING ADDRESS:
Computershare Document Services
Attn: Julie Power
7600 South Grant Street
Burr Ridge, IL 60527

ESPP SHARE ELECTION DEADLINE
     The deadline for making a Stock Election or Cash Election with respect to your ESPP Shares will be two business days earlier than the election deadline for registered IVAX shareholders, because additional time is required to submit final instructions through the registered holder of the ESPP shares prior to the regular election deadline.
     Accordingly, your form of election must be received by Computershare Document Services by the ESPP share election deadline, which will be 5:00 p.m., Eastern time, two business days prior to the election deadline for all other shareholders, as described in the Joint Proxy Statement/Prospectus (the “regular election deadline”). At this time, neither the regular election deadline nor the ESPP share election deadline have been determined.
     The regular election deadline will be no earlier than October 27, 2005 and will be announced by IVAX in a press release (available at http://www.ivax.com) at least three (3) business days in advance. Therefore the ESPP share election deadline may be announced only one business day in advance. You are urged to submit your Form of Election promptly to ensure that your election instructions are timely processed. If you plan to make an election near the ESPP share election deadline, you may wish to consider submitting your Form of Election via overnight courier to the address provided above.
     Please note that once you have submitted a Form of Election for your ESPP shares, you will be unable to sell your ESPP shares unless you withdraw your Form of Election. In order to withdraw your Form of Election, you must submit a written request for withdrawal to Computershare prior to the ESPP share election deadline.
     If you have any questions or need assistance completing the Form of Election, please call D. F. King & Co., Inc., which is assisting IVAX, at (800) 549-6697 (toll-free) in the U.S. or internationally at (212) 269-5550 (call collect). Questions regarding your ESPP account may be directed to the ESPP Administrator at (732) 491-0706.

Sincerely, IVAX Corporation

IVAX CORPORATION FORM OF ELECTION FOR ESPP SHARES
This Form of Election is to be used for the Ivax shares you purchased under the Ivax 1999 Employee Stock Purchase Plan. If you own other Ivax shares, you must use the general Form of Election to make an election for them.
Pursuant to the terms of the Agreement and Plan of Merger, as described and set forth in the joint proxy statement/prospectus dated September 23, 2005, upon consummation of the merger each share of IVAX Corporation will be converted into the right to receive either Teva Pharmaceutical Industries Limited ordinary shares evidenced by American Depository Receipts (ADRs) or cash. As an IVAX Corporation shareholder, you are being given the opportunity to elect for each IVAX share:
•	0.8471 Teva ADRs (the “stock election”) or
•	$26.00 in cash (the “cash election”).
Your election is subject to certain proration rules, as described in the joint proxy statement/prospectus.
I the undersigned surrender to you for exchange the share(s) identified below. I certify that I have complied with all requirements as stated in the instructions on the reverse side, was a participant in the IVAX Corporation 1999 Employee Stock Purchase Plan (the “ESPP”), have full authority to give the instructions in this Form of Election and warrant that the shares held by me through my participation in the ESPP are free and clear of all liens, restrictions, adverse claims and encumbrances.
1	Signature: This form must be signed by the participant exactly as his/her name(s) appears on the account records of the ESPP.

x

Signature of Participant	Date	Daytime Telephone #
2
SUBSTITUTE FORM W-9

PLEASE INSERT YOUR TAXPAYER ID OR
SOCIAL SECURITY NUMBER AND CERTIFY BY
SIGNING BELOW.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer Identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien). Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature:	Date:

PLACE AN X IN ONE ELECTION BOX ONLY

3	☐	All Stock Election (ADRs)	4	☐	All Cash Election

5	☐	No Election

6	☐	Combination* Cash_____			Stock___________
		Shares			Shares

* Any remaining shares will be deemed non-electing shares.

1

7	DESCRIPTION OF IVAX CORPORATION STOCK SURRENDERED*

	Name and Address Of Participant(s) (Please fill in, if blank, exactly as name appears in ESPP records)	IVAX Stock Surrendered*

Total Number of ESPP Shares

* Please list only the shares you have purchased through the ESPP.

2

If Computershare has not RECEIVED an effective Form of Election from a holder of shares of IVAX Corporation Common Stock by 5:00 p.m., local time, on or prior to the Election Deadline (as defined below), such holder shall be deemed to have made no election and such holder’s shares of IVAX Corporation Common Stock shall be deemed to be Non-Electing Shares (as defined in the Merger Agreement). The “Election Deadline” is either (1) two business days prior to October 27, 2005, which is the date of the special meeting of IVAX shareholders called to adopt the Merger Agreement or, (2) if the closing date is more than four business days after the special meeting, four business days before the closing date. A public announcement of the Election Deadline will be made at least five business days prior to the anticipated closing date. A public announcement of any delay in the closing will be made promptly, along with an announcement of the rescheduled Election Deadline, when determined.
INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION
PLEASE NOTE: TOTAL SHARES YOU HOLD ARE LISTED IN THE ADDRESS LABEL AREA OF THIS FORM.

1	Sign, date and include your daytime telephone number in this Form of Election in Box 1 and after completing all other applicable sections return this form in the enclosed envelope.

2	PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER Note that Computershare may withhold 28% of your proceeds as required by the IRS if the Taxpayer ID or Social Security Number is not certified on our records. If you are a non-U.S. Taxpayer, please complete and return form W-8BEN.

3	If you are electing to receive all stock, please check this box only.

4	If you are electing to receive all cash, please check this box only.

5	To specify no election, please check this box only.

6	If you choose the combination, you must indicate the number of shares you are electing to receive all stock and/or all cash. Any remaining shares will be deemed non-electing shares.

7	Please provide share totals in Box 7.
     If you have any questions regarding the tax effects of your election on your ESPP shares, please consult your tax advisor.
HOW TO CONTACT THE INFORMATION AGENT, D.F. KING & CO., INC.
By Telephone—9 a.m. to 7 p.m. Eastern Daylight Time, Monday through Friday, except for bank holidays:

From within the U.S., Canada or Puerto Rico: 1-800-549-6697 (Toll Free)

From outside the U.S.: (212) 269-5550 (Collect)

WHERE TO FORWARD YOUR FORM OF ELECTION

By Regular Mail / By Overnight Courier / By Hand:

Computershare Document Services
Attn: Julie Power
7600 South Grant Street
Burr Ridge, IL 60527

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